Exhibit 99.1
 Business Review and Plan2nd Quarter 2017  9/27/2017

   Forward Looking Statements  Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan," or similar words. These forward-looking statements are based upon the current beliefs and expectations of The Bancorp, Inc.’s management and are inherently subject to significant business, economic, regulatory, and competitive uncertainties and contingencies, many of which are difficult to predict and beyond our control. For further discussion of these risks and uncertainties, see the “risk factors” sections of The Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016, its other public filings with the SEC and appendix on page 28. In addition, these forward-looking statements are based upon assumptions with respect to future strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

   The Bancorp Strategy  The Bancorp has developed a client-driven business strategy which leverages our strategic assets and has significantly improved our financial performance  BUSINESS STRATEGY ELEMENTS:Leverage Payments PlatformValue-added solutionsLow cost fundingSignificant fee incomeBuild out our historically low credit loss lines of businessesFocus on execution  Key Financial Metrics          Q2 2017 YTD   Near term Objective  Multi-year Objective  Core Revenue Growth1  17%  >10%  >10%  Efficiency Ratio1  80%  <80%  <65%  Return on Equity %  17.2%  >5%  >10%  Return on Assets %  1.3%  >0.5%  >1%  Tier 1/Avg Assets (Inc.)  7.8%  >8.5%  >9.0%  16/30/2017 vs. 6/30/2016 YTD excluding change in value of unconsolidated entity, gain/loss on sale of: securities, health savings accounts and European payments business

Serving the world's most successful companies....

99,000,000
Prepaid Cards in U.S. Distribution

$4.3 Billion
Total Assets

1.1+ Billion
Merchant Card Transactions Processed Annually

$450 Billion
Combined Annual Payments Processing Volume

70k
Merchants served within Mastercard/Visa Networks

100+
Private-Label Non-Bank Partners

TOP 15
Automated Clearing House (ACH) Originating Bank

>200k
ACH Originators Sponsored

Note: Information as of 6/30/2017

4

The Bancorp

 The Bancorp has a unique deposit gathering platform linked to our payments franchise  …creates a stable, low cost deposit base…    Deposits ($M)1  HIGHLIGHTS:Average deposit cost of 0.35%Payments represent the largest and fastest growing source of funds (16% compounded annual growth rate since 2013)Decline in Other reflects the exit of HSA and Institutional Banking non-strategic deposit relationships  1Average year to date balances  Other Payments  Prepaid cards

 …which we are utilizing to build our lending franchise  We will continue to grow our historically low losslending activities within our key business lines    Loan balance ($M)1  Institutional Banking    Real Estate Capital Markets  Small Business    Leasing      1End of period balances  Niche auto fleet leasing and management  SBA and other small business lending  Banking and lending solutions for wealth managers  Commercial real estate capital markets  2017 Compound Annual Growth Rates for period 2013 – Q2 2017: Institutional Banking 29%, Small Business 35%, Leasing 24%  2Securities-Backed Lines of Credit  2

 Management Scorecard  Completed capital raise of $75 million in Q3 2016 to enhance our ability to support our clients and maintain revenue growth  Implemented Phase 1 of cost reduction plan designed to streamline business lines and corporate functions  Made substantial investment in our senior management teams and infrastructure  Developed multi-year business plan that was approved by The Bancorp Board of Directors  Developed Integrated Compliance plan and defined a remediation plan to address regulatory issues  Continued to reduce investments in non-strategic businesses and non-strategic assets  Executed against Phase 2 of our cost reduction plan  Complete remediation of regulatory issues  Focus on Phase 3 reengineering of platform to enable innovative growth    Current Management Focus  Strategic Initiatives Achieved    Execute against our multi-year integrated business plan

 Key differentiators for The Bancorp         Leading payments franchise driving fee income growth          Commencing Phase #3 re-engineering of platform to enable innovative growth  Low cost payments deposits will only partially adjust to increases in market interest rates  Asset sensitive balance sheet with majority of loans and investments that will quickly reprice to higher interest rates  Low credit loss lending products have grown rapidly and receive preferential risk-based capital treatment

 2nd Quarter 2017 Financial and Business Highlights

 Low Cost Deposit Base  1Average yearly balances  The Bancorp has a unique deposit gathering platform linked to our payments franchise  HighlightsAverage deposit cost of 0.35% Payments (Prepaid cards and Other payments) represent the largest and fastest growing source of funds (16% compound annual growth since 2013)  $3,703  Other Payments  HSA  Institutional Banking  Other  Savings/MMA  Checking  $3,980  Deposits by business line and deposit type ($M)1  Q2 2017  $3,980  Prepaid cards

 Loan Growth Across Platform  We continue to grow our key lending businesses which have had low loss histories  Loan balance ($M)1  Non-performing loans/total loans1  Other  Leasing  Small Business  Real EstateCapital Markets  Institutional Banking2  $701  $1,083  $1,559  $1,878  $1,634  $2,056  $2,330  $3,633   Non-performing loans ($000) 1  1Continuing lines of business: End of period balances2Securities-Backed Lines of Credit  $1,905  $5,609   Non-performing loans as % of equity capital  0.7%  0.6%   0.7%   1.2%   1.7%

Consistent Generation of Non-Interest Income

The Bancorp has a healthy mix of non-interest income relative to other financial institutions of similar size



Adjusted post-provision income ($M)[1]
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$143
$151
$163
$80
$93
41%
45%
53%
51%
54%
59%
55%
47%
49%
46%
17% growth year over year
Post provision net interest income
Adjusted Non interest income
2014
2015
2016
YTD Q2 16
YTD Q2 17

Highlights

- Payments franchise a key generator of non-interest income
- ~50% non-interest income vs. ~20% for average community banks[2]

[1]For reconciliation of post provision income to GAAP, please see appendix (page 27)

[2]Based on community banks $3.5B – $5.5B assets. Source: iBanknet.com

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The Bancorp

Focus on Reducing Non-strategic Assets

Significant progress has been made in stabilizing the discontinued portfolio through the first half of 2017


Discontinued operations balance ($M)
$1,200
$1,000
$800
$600
$400
$200
$0
$1,124
$579
$209
$336
$64
$272
Discontinued Operations Begins
Other Loan Sales, Pay Downs and Charges
Loan Sales to Walnut Street1
Net Exposure 6/30/2017
Residential Portfolio
Discontinued Operations Net Commercial Loans & OREO 6/30/2017 2

($M)	Exposure as of 6/30/2017[3]	% Marks to Principal[4]
12 Largest relationships	$184	6%
Other loans	$55	17%
Total discontinued commercial loan exposure	$239	9%

Highlights

- The Bancorp discontinued its Philadelphia-based commercial real estate operation in 2014
  - Significant reductions over past two years
  - Disposing remainder of portfolio as soon as practical with best possible execution
- We have significantly improved our credit performance in 2017 after large fair value credit marks over the last few years

[1]Balance of Walnut Street (discontinued loan sale financed by bank in 2014) at 6/30/2017 was $120.9M
[2]Remaining commercial loan exposure as of 6/30/2017. Includes OREO (other real estate owned)
[3]See footnote 1 for discontinued loan sales financed by the bank which are reported as investment in unconsolidated entity on the balance sheet
[4]Current marks as a percentage of 6/30/2017 principal. Cumulative marks to original commercial loan principal are approximately 22%

13
The Bancorp

High Quality Investment Securities Portfolio

We have maintained our liquid securities portfolio even as our core lending businesses have grown



Securities portfolio ($M)1
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,350
$1,587
$1,164
$1,342
$1,242
Held to maturity
Held for sale
2013
2014
2015
2016
Q2 2017

% Investment Grade	99%	99%	99%	99%	98%

Highlights

- 95% of portfolio rated A or better
- Yield on securities portfolio >2.50% YTD with low duration relative to peers
- Portfolio managed by highly experienced internal team
- Liquid assets are >40% of total assets vs. peers of 21%-24% since 2013[2]

[1]End of period balances

[2]Liquid assets include investment securities, balances at the Federal Reserve bank and short term assets

14

The Bancorp

 Commitment to a Well-capitalized Balance Sheet  Highlights$75M capital raise in Q3 2016Capital ratios increasing and Tier 1/Average Assets approaching near term target of 8.5% with longer term target of 9.0%Risk based ratios reflect preferential treatment of Securities-Backed Lines of Credit, SBA loans and select investment securities as a result of lower industry wide losses  1Capital ratios at the “Bank” level2Leverage Ratio for the holding company at 6/30/2017 is 7.8%3The Common Equity Tier 1 Ratio (CET1) is equivalent with a well capitalized minimum of 6.5%  We are committed to maintaining a strong capital position as we grow our business   5%Well-capitalizedminimum  8%Well-capitalizedminimum  10%Well-capitalizedminimum  Bank capital ratios1  3  2

 Implemented an Integrated Compliance Plan  We launched a project in November 2016 to create a sustainable, integrated compliance program that includes BSA/AML1, Third Party Risk Management and Consumer Compliance  PLAY VIDEO  1Bank Secrecy Act/Anti-Money Laundering

 The Bancorp Business Plan  We are focused on executing our business unit strategies while building cross-organizational enablers to implement our business plan  Implement specialized business unit strategies to increase revenue growth and productivity  PAYMENTS    INSTITUTIONAL BANKING  SMALL BUSINESS  LEASING  REAL ESTATE CAPITAL MARKETS            BUSINESSINTEGRATION    TECHNOLOGY/INNOVATION  SALES/PRACTICEMANAGEMENT  TALENTMANAGEMENT  GOVERNANCE          Build cross-organizational capabilities to enable strategy implementation and efficiency

Business Unit Strategies – Payments

The Bancorp's leading payments franchise empowers many of the most innovative companies across markets and drives deposits and fee income

Business Model

- Issuance business:
  - Sponsorship of products/services across the payments space
  - Sponsorship of private label banking (Checking account with a debit card)
- Acceptance business:
  - ACH and wire processing plus check clearing
  - Merchant card transaction processing

Highlights

- Continue growing core client revenue through:
  - Deepening relationships with long-term strategic clients
  - Enhancing payment solutions offerings in key market segments
  - Development of new programs and partnerships
- Risk based approach to manage the complexity and risk associated with sector
- Launched Rapid Funds Transfer business supporting Paypal and others while aggressively pursuing additional market opportunities
- Integrated approach to resolve all regulatory issues

99M prepaid cards in circulation

$47B in gross dollar volume annual spend

Over **1B** merchant transactions processed annually

Note: Information as of 6/30/2017

18

The Bancorp

Business Unit Strategies – Institutional Banking

Institutional Banking delivers private label lending and banking services to wealth management providers

Business Model

- Integrated banking solutions for wealth managers
  - Deposit services
  - Lending services (Securities-Backed lines of credit and advisor acquisition lines)
  - Payment services (debit cards and payment cards)

Highlights

- Loan growth rate of 29% since 2013 with significant additional market opportunity
- Technology enabled platform critical to support growth
- Focused on strategic clients where The Bancorp provides a "turn-key" integrated banking services solution
- Market dynamics support business model
  - Advisors shifting from large broker dealers to independent platforms
  - Sector shift to fee based accounts
  - Emergence of new wealth management providers

30,000+ financial advisors served

$2.2 trillion in partner assets under management

Note: Information as of 6/30/2017

19

The Bancorp

Business Unit Strategies – Small Business

The Bancorp is building a focused small business lending platform in attractive regional markets and client segments

Business Model

- Building a distinct platform within the fragmented SBA market
  - National portfolio lender approach allows pricing and client flexibility
  - Highly focused business unit allows for commitment to operational excellence
  - Solid credit performance over time

Highlights

- Focused on building an integrated national platform
  - Client segment strategy tailored by market
  - Expansion of businesses development capacity
  - Leverage referral network within The Bancorp
  - Evaluating new segments and related small business fin-tech opportunities

Compound growth rate of 35% since 2013

$700K average 7a loan size

Note: Information as of 6/30/2017

20 The Bancorp

Business Unit Strategies – Leasing

The Bancorp has built a leasing business that is focused on delivering solutions to commercial and government entities with small auto/truck fleets

Business Model

- Niche provider of vehicle leasing solutions
  - Focus on smaller fleets (less than 100 vehicles)
  - Direct lessor (Bancorp sources opportunities directly) and provides value-added services
  - Healthy mix of commercial and government-related business (70% commercial)
  - Historical acquisition integration capability is a key driver of growth

Highlights

- Meaningful organic growth opportunities given fragmented market
- Near-term strategic priorities
  - Enhance sales process and staffing model
  - Pursue technology/operations enhancements to scale business

Compound growth rate of 24% since 2013

38% auto/ 62% trucks

>$300M in current leasing contracts

Note: Information as of 6/30/2017

21

The Bancorp

Business Unit Strategies – Real Estate Capital Markets

The Bancorp has built a niche commercial real estate capital markets business

Business Model

- Launched in 2012, we have a dedicated team focused on the commercial real estate market
  - Originate floating rate transactions for sale
  - Bank balance sheet provides flexibility vs. warehouse players
- Origination focused primarily on multi-family, office and retail in primary and secondary markets
- Strong credit culture and capital markets experience and expertise

Highlights

- Completed several securitizations since 2013 generating significant non-interest revenue
- Focus on originating commercial real estate loans to be sold in private securitizations with a target to complete 2-3 transactions per year

60-80 commercial real estate loans per year

Origination of private securitization transactions

Note: Information as of 6/30/2017

22

The Bancorp

The Bancorp Business Plan – Key Enablers

We have taken action to build cross-organizational capabilities and processes to enable the execution of our strategy

Key Business Enablers
Q2 2017 Highlights:

BUSINESS INTEGRATION

- Executing on our Integrated Compliance Plan
- Implemented enterprise project and vendor management offices

TECHNOLOGY/ INNOVATION

- Executing on Institutional Banking loan automation project
- Enhancing Financial Crimes platform and processes

SALES/PRACTICE MANAGEMENT

- Revised incentive plans for select business units
- Initiated development of sub-branding and marketing plans for business units

TALENT MANAGEMENT

- Made key leadership appointments across platform
- Completed succession planning process for all critical roles

GOVERNANCE

- Upgraded compliance and risk management talent
- Revised executive and senior management committee structure

23 The Bancorp

Appendix

 Capital Ratios and Selected Financial Data - The Bancorp, Inc.    As of or for the twelve months ended December 31, 2016  As of or for the six months ended June 30, 2017  Selected Capital and Asset Quality Ratios:      Equity/assets  6.15%  7.69%  Tier 1 capital to average assets   6.90%  7.77%  Tier 1 capital to total risk-weighted assets   13.34%  15.38%  Total capital to total risk-weighted assets   13.63%  15.72%  Allowance for loan and lease losses to total loans  0.52%  0.54%  Balance Sheet Data ($M):      Total assets   $4,858  $4,304  Loans, net of unearned costs (fees)  $1,223  $1,370  Commercial loans held for sale  $663  $543  Allowance for loan and lease losses  $6.3  $7.4  Total cash and cash equivalents   $999  $547  Total investments  $1,342  $1,242  Deposits   $4,238  $3,876  Shareholders’ equity   $299  $331  Selected Ratios:       Return on average assets  NM  1.3%  Return on average common equity  NM  17.2%  Net interest margin   2.74%  2.90%  Book value per share   $5.40  $5.94  1The Common Equity Tier 1 Ratio (CET1) is equivalent  1

 Loan Portfolio and Asset Quality Overview  Category(000s)  2013  2014  2015  2016  Q2 2017 Balance  % of Total Loans  Non-accrual Loans  OREO  30-89 Days Delinquent  90+ Days Delinquent  Q2 2017 YTD Charge-offs (net)  SBA1  $115,656  $165,134  $189,893  $209,629  $211,792  11%  $3,612  -  $770  -  $134  SBA1 held for sale  $14,708  $38,704  $109,174  $154,016  $158,389  8%  -   -  -   -   -   Leasing  $175,610  $194,464  $231,514  $346,645  $371,002  19%  -   -  $3,713  $494  $202  Security backed lines of credit  $293,109  $421,862  $575,948  $630,400  $718,707  39%  -  -   -  -   -  Other consumer lending  $45,152  $36,168  $23,180  $17,374  $15,858  1%  $1,503  -  $481  -   ($7)  Other specialty lending  $1,588  $48,625  $48,315  $11,073  $44,389  2%  -  -  -   -   -   Real Estate Cap Mkts.  $55,196  $178,376  $380,764  $509,124  $384,430  20%  -   -  -   -   -   Total  $701,020  $1,083,333  $1,558,788  $1,878,261  $1,904,567  100%  $5,115  $0  $4,964   $494  $329  1Small Business Administration

 Adjusted Post Provision Income Reconciliation1  1Post provision income for continuing operations is calculated as follows: Net interest income less provision for loan and lease losses plus non-interest income excluding (gain)/loss on sales of investment securities and Health Savings Accounts, change in value of unconsolidated entity and sale of European payments business  Category ($M)  2014  2015  2016  Q2 2016 YTD  Q2 2017 YTD  Interest income  $70.7   $83.5   $102.2   $47.6   $59.3   Interest expense  $11.3   $13.6   $12.2   $6.2   $7.2   Net interest income  $59.4   $69.9   $90.0   $41.4   $52.1   Provision for loan and lease losses  $1.2   $2.1   $3.4   $1.0   $1.4   Net interest income post provision   $58.2   $67.8   $86.6   $40.4   $50.7   Beginning non-interest income  $85.0   $133.1   $42.5   $28.2   $42.4   (Gain) on sale of investment securities  ($0.5)  ($14.4)  ($3.2)   ($2.2)   ($1.1)  (Gain) loss on sale of Health Savings Account portfolio & European Payments Business  -  ($33.5)  -  -  $.9   Change in value of investment in unconsolidated entity   -  ($1.7)  $37.5  $13.1  -  Adjusted Non-interest income   $84.5   $83.5   $76.8   $39.1   $42.2   Adjusted post provision income  $142.7   $151.3  $163.4   $79.5   $92.9

 Risk Factors  The risk factors discussed and identified in our Annual Report on Form 10-K for the year ended December 31, 2016, and in other of our public filings with the SEC include but are not limited to the following:weak economic and slow growth conditions in the U.S. economy and significant dislocations in the credit markets have had, and may in the future have, significant adverse effects on our assets and operating results, including increases in payment defaults and other credit risks, decreases in fair value of some assets and increases in our provision for loan lossesweak economic and credit market conditions may result in a reduction in our capital base, reducing our ability to maintain deposits at current levelsoperating costs may increaseadverse government or regulatory policies may be promulgated affecting not only the general bank regulatory environment in which we operate but also our lending linesmanagement and other key personnel may be lostcompetition with respect to our products and services may reduce our profit margins and our ability to obtain economies of scalethe costs of our interest-bearing liabilities, principally deposits, may increase relative to the interest received on our interest-bearing assets, principally loans, thereby decreasing our net interest incomeloan and investment yields may decrease for various reasons resulting in a lower net interest marginpossible geographic concentration of certain of our loans could result in our loan portfolio being adversely affected by economic factors unique to the geographic area and not reflected in other regions of the countrythe market value of real estate that secures certain of our loans has been, and may continue to be, adversely affected by recent economic and market conditions, and may be affected by other conditions outside of our control such as lack of demand for real estate of the type securing our loans, natural disasters, changes in neighborhood values, competitive overbuilding, weather, casualty loss, occupancy rates and other similar factorswe must satisfy our regulators with respect to the Bank Secrecy Act, Anti-Money Laundering and other regulatory mandates to prevent additional restrictions on adding customers and to remove current restrictions on adding certain customersthe loans from our discontinued operations are now held for sale and were marked to fair value with the assistance of outside third parties; however, the actual sales price could differ from those third party fair values. The reinvestment rate for the proceeds of those sales in investment securities depends on future market interest rateswe may not be able to sustain our historical growth rate in our specialized lending, prepaid card and other lines of business  The following risk factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in this presentation